CBMG
Cellular Biomedicine Group
*Nasdaq: **CBMG***

Realizing the Potential of Cell-Based Therapy Technology

January 2015
San Francisco, USA

Safe Harbor

Statements made in this presentation relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors inherent in doing business. Forward-looking statements may be identified by terms such as "may," "will," "should," "could," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "forecasts," "potential," or "continue," or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

This presentation is strictly intended to provide general information about our company and business. This presentation nor any part hereof constitutes an offer of securities.

China's Unmet Market Need

CBMG

- Largest population in the world
- Environmental health threats
- Aging population

= **Large unmet market need**

Cancer

- 3.5 million new cases diagnosed each year[1]
- 6 new cases per minute

Osteoarthritis

- 120 million orthopedic patients[2]
- >57 million are KOA patients[3]

1. National Cancer Registry Center of China
2. Silman AJ, Hochberg MC. Epidemiology of the rheumatic disease; Oxford Univ Press. 1993:257. Chinese Journal of Clinical Rehabilitation. October 14, 2005 Vol. 9; Chinese Journal for Clinicians. 2010, 38(7)
3. International Journal of Rheumatic Diseases, 2011

Milestones

2009
- Cellular Biomedicine Group founded in China

2010
- 1st CBMG international-standard R&D and manufacturing facility opened in Wuxi, China

2012
- 2nd CBMG international-standard R&D and manufacturing facility opened in Shanghai, China

2013
- Completed Patient Treatment, TC-DC Phase I Clinical Trial for Liver Cancer (HCC)
- Completed Patient Treatment, ReJoin™ Phase I/IIa Clinical Trial for Knee Osteoarthritis (KOA)

Milestones cont'd

CBMG

2014

- Released positive results from TC-DC Phase I Clinical Trial for Liver Cancer (HCC)

NASDAQ

- **June 18 – Commenced trading on Nasdaq Capital Market: *CBMG***
- Completed Patient Treatment, ReJoin™ Phase IIb Clinical Trial for Knee Osteoarthritis (KOA)
- Acquired Tcm immune cell therapy technology
- Launched cartilage damage (CD) stem cell clinical study
- Released positive 12 month follow-up data from ReJoin™ Phase I/IIa Clinical Trial
- Completed $18 Million financing

2015

- **Acquired third generation CAR-T, CD19 and PD-1 cancer immunotherapy patents**

Strategically Positioned for Growth

- Becoming a leading biotech company with proven bi-modal value creation from **2 technology platforms**
  1. Cancer Immune Cell Therapy
     - AG's Tcm and TCR clonality technologies;
     - CAR-T, CD19, PD-1 and aAPC technologies;
     - Goal is to have full suite of leading T Cell technologies rivaling other renowned competitor's portfolio; and to create combination immunotherapy for cancer
  2. Regenerative Medicine
     - Front-runner Knee Osteoarthritis (KOA) publishing Phase llb result in Q4, 2015
       - Currently no treatment that can effectively preserve knee joint cartilage or slow the progression of KOA. Current common drug-based methods of management only provide relief of symptoms with the risk of side effects.
- Addressing the world's top 2 markets (China & U.S.)
- Actively pursuing ROW partnership to launch in Europe and the U.S.
- Poised to monetize on breakthrough disease remedy

CBMG in High Growth Phase

Differentiated Technology Platforms

Cellular Biomedicine Group is the only pure-play NASDAQ-listed China market focused biomedicine developmental company with a bifurcated approach towards critical mass:

IMMUNE CELL THERAPY

Cancer

- **CentrixT™** T Cell clonality and immunoassay platform technology
- CAR-T cell therapy for cancer
- PD-1 technology
- Combination immunotherapy
- Potential faster time to commercialization
- Millions of cancer patients in China undergoing therapy

STEM CELL THERAPY

Osteoarthritis (OA)

- Currently no big pharma has any meaningful development in the pipeline
- Adipose derived progenitor cell (haMPC)
- Progenitor cells act as a repair system for the body, replenishing adult tissue
- Transplantation of progenitor cells derived from patient or donor's fat tissue
- CBMG's proprietary **ReJoin™** haMPC therapy applied to osteoarthritis
- Knee OA in **Phase IIb trial**, completed patient treatment. Positive 12-month results from Phase IIa trial.

Vital Technology Platforms

CBMG

Technology		Indication /Product	2014	2015	2016	2017	2018	Market size *
Immune Cell	*Tcm*	*Technical service*						~ 3.5 m new cancer patients per year
	DC	*Technical service*						
	TCR analysis	*Technical service*						
	CAR-T CD19	*Cancer(s)***						
	PD-1	*Cancer(s)***						
Stem Cell	haMPC (autologous)	ReJoin™ for OA						57 m
		Asthma						30 m
		Cartilage Damage						0.3 m

Launched on market
Preclinical
Phase I
Phase II
Phase III

* Market size: number of patients
** Specific cancer type: TBD

ReJoin™ haMPC Proof-of-Concept Phase IIa 48-week follow-up data

- ✓ **3D SPGR MRI Quantitative Assessment**
  Increase in cartilage volume of whole joint as early as 12 weeks after the therapy, and confirmed significant increase (P<0.002) at 48 weeks after the therapy; reduction of bone marrow lesions in some patients
- ✓ **Western Ontario and McMaster Universities Arthritis Index (WOMAC)**
  Decreased by 9.92 from the baseline (P<0.01) at 48 weeks after the therapy; improved knee mobility
- ✓ **Numeric Rating Scale for Pain (NRS-11)**
  2.75 (P<0.01) and 2.35 (P<0.01) at 12 weeks and 24 weeks, respectively, 0.92 (P>0.05) at 48 weeks from the baseline after the therapy
- ✓ **Short Form Health Survey (SF-36)**
  Decreased by 6.31 from the baseline (P>0.05) at 48 weeks after the therapy



Change of Knee Cartilage
400
300
200
100
0
-100
-200
-300
ΔCartilage Volume(mm3)
P=0.002
12w
24w
48w
Time after Cell Therapy
n=13

Seasoned Management and BOD

CBMG

Team with more than 150 years of relevant experience in China, Europe, and the USA



Wei (William) Cao, PhD, BM / CEO & Director
- Post-doctorate in Pathology, Harvard Medical School
- Post-doctorate in Cardiothoracic Surgery, Stanford University Medical School
- Former GM, Affymetrix Greater China
- Elected member of Expert Committee, 3rd Medical Technology Approval Office, Chinese Medical Doctor Association, Ministry of Health, PRC



Bizuo (Tony) Liu, BA in Physics, AICPA
Chief Financial Officer and Board Secretary
- Former Corporate VP, Alibaba Group; CFO, HiChina
- Former GM, Corporate Strategy, Microsoft
- Former Corporate Accounting Director, Microsoft



Andy Chan, JD, MBA
Senior Vice President of Business Development
- Former VP, BD & China Operations, Jazz Semiconductor
- Former Senior Director, Strategic Business Development, AlliedSignal Aerospace
- Former CBMG CFO and Board Secretary



Chase Dai, D.M.Sc.
VP and GM of Cell Therapy Business Unit.
- Former CEO, MedGene Biotechnology
- Former Deputy Chief Physician of Cardiology Dept, Beijing 301 PLA Hospital



Professor Zhong Chen Kou
Chief Scientist, Immunology
- Research fellowships at Chinese Academy of Medical Science, Peking Union Medical College, and Harvard Medical School
- Research assistant professor at the University of Florida
- Currently, Chief Scientist, Tampa Bay technology center, BioMed Immunotech, University of South Florida



Helen Zhang, BM
VP China Operation and Technology
- Former Associate Director, Harvard Gene Therapy Initiative, Harvard Medical School
- Former Max-Delbruck Research Fellow, National Research Center for Molecular Medicine, Berlin, Germany



Maxwell Wang, MD, PhD
Director of Medical Research
- Orthopedic Surgeon
- Over 10 years of research focused on mesenchymal stem cells and bone cells in Germany, UK and USA
- The first to find the paracrine and autocrine effects of CCN family genes in bone cell differentiation

Seasoned Management and BOD cont'd

Team with more than 150 years of relevant experience in China, Europe, and the USA



Wen Tao (Steve) Liu, PhD/ Executive Chairman
- PhD, Physical Chemistry, Rensselaer Polytechnic Institute, New York
- Former President & CEO, Shanghai Hua Hong NEC Electronics Company
- Former President & CEO, Seeo Inc.



Nadir Patel, MBA / Independent Director, Chairman of Audit Committee
- MBA, New York University's Stern School of Business, the London School of Economics and Political Science and HEC Paris School of Management
- Canada's High Commissioner to India
- Former Assistant Deputy Minister, Corporate Planning, Finance & Information Technology, and Chief Financial Officer, Canada's Department of Foreign Affairs, Trade & Development
- Former Canadian Consul General in Shanghai



Terry A. Belmont / Independent Director
- Over 20 years of experience in leading major academic and non-academic medical centers and healthcare entities
- Former CEO of Long Beach Memorial Medical Center and Miller Children's Hospital
- CEO, UC Irvine Medical Center since 2009



Guo-Tong Xu, M.D., PhD / Independent Director
- Professor of Ophthalmology and Regenerative Medicine, Dean of Tongji University School of Medicine
- Director of Stem Cell Bank of TUSM
- PhD in pharmacology from University of North Texas Health Science Center
- MD degree from Peking Union Medical College
- MD degree from Chinese Academy of Medical Sciences



Gerardus A. Hoogland, MD, MBA / Director
- Over 20 years of experience in managing international pharmaceutical companies
- Director of Cytespace Pvt, Ltd, a clinical research site solution organization
- Chief Executive Officer of HealthCrest AG, an investment and consulting company
- Medical Doctor degree from University of Amsterdam; Master of Business Administration degree from Institute d'Administration des Affaries (INSEAD)

CBMG Advantages

CBMG

- **NASDAQ listed company,** seasoned management team; transparent with good governance
- **Clean balance sheet** 2014 Q3 operating cash burn rate: $3.4 million, no debt
  - Cash on hand: $9.8 million
  - December 2014: Received $8 million from option deed exercise
- **Focusing on China**, the 2nd largest medical market with huge aging population
- **Legal barrier to China** Cellular regenerative medicine is a prohibited industry to foreign companies, which can only enter China through special approved legal entities, such as CBMG
- **First mover advantage** CBMG is expected to be the first to pursue international compliance in China, thereby setting the clinical pathways to several treatments, e.g. for its cell therapies
- **Internationally experienced team** CBMG's team is a blend of medical professionals and senior C-level executives who have led multi-billion dollar companies
- **Multiple commercial flexion points;** Maximized valuation creation

CBMG Advantages Cont'd

- **Leading Osteoarthritis program** where there is currently no big pharma alternative
- Achieving leading business position by amalgamating **Cancer Immune Cell** Therapy leaders in China. Acquired:
  - Tcm technology
  - CAR-T technology
  - PD-1 technology
- **Building substantial IP fortress** and product pipeline with huge market potential
- **Shortening clinical pathways** Leveraging China's high capital efficiency and inexpensive infrastructure, CBMG is reducing its development costs and time as well as those of its partners

Key Investment Highlights

Developing cell therapy biomedicine platforms for effective treatment of degenerative and cancerous diseases

1. Promising Technology Platform with Bifurcated Approach to Cell Therapy Supported with High Barriers to Entry and Fortified IP
2. Meaningful Industry Growth and Opportunity Addressing Unmet Medical Needs
3. Differentiated Clinical Pathway to Commercialization China versus the US
4. Recognized Clinical Dataset
5. Strong Balance Sheet
6. Distinguished and Seasoned Management and Board of Directors

CBMG
Cellular Biomedicine Group

Addressing unmet medical needs of the world's largest population



THANK YOU

www.CellBioMedGroup.com